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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 19, 2003

                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

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            Nevada                    0-30152               98-0190072
       (State or other           (Commission File  (IRS Employer Identification
 jurisdiction of incorporation)       Number)                   No.)
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                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (210) 402-5000


                                 BILLSERV, INC.
                           (Former name of Registrant)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 19, 2003, Payment Data Systems,  Inc.,  formerly  Billserv,  Inc.
(the "Registrant"), a Nevada corporation, was informed by NASDAQ that as of the opening of business on Wednesday, August 20, 2003 the Registrant's securities will be traded on the Over the Counter Bulletin Board under the name Payment Data Systems, Inc. and the stock symbol "PYDS."

Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements, which involve the possibility that NASDAQ may not effect the name and symbol change on the exact date specified above.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAYMENT DATA SYSTEMS, INC.


Date: August 19, 2003                            By: /s/ Michael R. Long
                                                     -------------------
                                                     Michael R. Long
                                                     Chief Executive Officer